UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

            July 30, 2010
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
COMMISSION FILE NO. 0-10176

    BOOMERANG SYSTEMS, INC.
(Exact Name of Registrant As Specified In Its Charter)
Delaware	22-2306487
(State or Other Jurisdiction of Incorporation Or Organization)	(IRS Employer Identification

355 Madison Avenue
        Morristown, NJ 07960
 (Address of Principal Executive Offices)

            (973) 538-1194
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3- Securities and Trading Markets

Item 3.02.   Unregistered Sale of Equity Securities

On July 13, 2010, Boomerang Systems, Inc., completed a $7 million private offering of securities to a group of private equity investors, pursuant to a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) under Section 4(2) thereof and Regulation D.  The Offering was for the sale of 28,000,000 shares of the Company’s Common Stock, $0.001 par value, and an equal amount of Common Stock Purchase Warrants to purchase shares of common stock.  Each share, with a warrant attached to purchase one additional share, was offered at a subscription price of $0.25 per share.   The warrants offered are exercisable for a period of 5 years at $0.25 per share.  The certificates for the shares will bear legends setting forth the restrictions on transfer.

In addition, the holders of approximately $2.7M of outstanding indebtedness and obligations of the Company exchanged their indebtedness for shares of the Company’s Common Stock and Common Stock Purchase Warrants at an exchange price per share equivalent to the price per share of the Company’s securities sold in the Private Offering.  The Common Stock and Warrants issued in the exchange have terms identical to the securities sold in the private offering.  The total number of shares of Common Stock exchanged for debt was 10,904,144 shares.  The exemption from the registration requirements of the Securities Act of 1933, as amended, that was relied upon was Section 4(2) thereof.  The certificates for the shares will bear legends setting forth the restrictions on transfer.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On July 30, 2010, we issued a press release disclosing that on July 13, 2010 we completed a $7 million private offering of securities and converted into common stock approximately $2.7 million of outstanding indebtedness and obligations.  Attached is a copy of our press release dated July 30, 2010 - attached hereto as Exhibit 99.1.

The information disclosed in this Item 7.01 are being furnished solely to comply with Regulation FD and are not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits
99.1 – Press Release dated July 30, 2010 for the $7 million private offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOOMERANG SYSTEMS, INC.

Dated: July 30, 2010	By:	/s/ Joseph R. Bellantoni
Joseph R. Bellantoni
Chief Financial Officer